UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2010

Alchemical Capital Corp.
(Exact name of Registrant as Specified in its Charter)

Florida	000-53347	26-2814324
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

1001 Bayhill Drive, 2nd Floor
San Bruno, California 94066
(Address of Principal Executive Offices including Zip Code)

(650) 438-0928
(Registrant’s Telephone Number, including Area Code)

1560 Calais Drive
Miami, Florida  33141
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

On April 21, 2010, Willowhuasca Wellness, Inc., a Florida corporation, and Narayan Capital Funding Corp., a Florida corporation (each a “Seller” and collectively, the “Sellers”), completed the sale of 2,970,000 shares of common stock of Alchemical Capital Corp., a Florida corporation (the “Company”), to Advanced Water Technologies, Inc. (the “Purchaser”).  The sale resulted in the transfer of ninety-nine percent (99%) of the issued and outstanding shares of capital stock of the Company to the Purchaser, which resulted in a change in control of the Company.  Narayan Capital Funding Corp. retains 27,000 shares of common stock and Willowhuasca Wellness, Inc. retains 3,000 shares of common stock, representing an aggregate of one (1%) percent of the issued and outstanding shares of capital stock of the Company retained by the Sellers.  Sellers and Purchaser agreed that, during the six (6) month period following April 21, 2010 (the “Closing Date”), the Purchaser may effect a reverse split or a forward split event (each a “Recapitalization Event”) so long as such Recapitalization Event effects all shareholders immediately prior to the recapitalization on a pro rata basis.   Each of the Sellers severally agreed to lock up, leak-out provisions that will last with an agreed lock-up, leak-out of no more than ten (10%) percent per day of the daily trading volume in a single day and no more than a cumulative of ten (10%) percent per month of the monthly volume and no more than ten (10%) percent per month of their total share ownership as measured by their initial holding, of the each of the Sellers individual ownership interest percentage of the shares of Common Stock, as measured on the date that the shares of Common Stock become free trading shares AND are eligible for trading on the OTCBB, AMEX, NASDAQ or NYSE Stock Market, whichever listing or quotation occurs first.  In addition, if the trading strike price falls below Two Dollars ($2.00) during the first (1st) year of trading, Purchaser agrees to provide both Sellers with an additional Thirty Thousand (30,000) Shares of Common Stock, to be divided equally pursuant to the Sellers individual ownership percentage.

In connection with this transaction, the Company entered into a definitive stock purchase agreement with the Sellers and the Purchaser, which has been included as an exhibit to this report on Form 8-K.  The description of the material terms of the aforementioned stock purchase agreement included in Items 5.01 and 5.02 of this Form 8-K is incorporated by reference into this Item.

Item 5.01          Changes in Control of Registrant

On April 21, 2010, the Sellers consummated the sale of 2,970,000 shares of common stock of the Company to the Purchaser for an aggregate purchase price of $30,000, which constituted ninety-nine percent (99%) of the issued and outstanding shares of common stock of the Company.  The Purchaser received 2,673,000 shares of common stock from Narayan Capital Funding Corp. for the purchase price of $27,500, and 297,000 shares of common stock from Willowhuasca Wellness, Inc. for the purchase price of $2,500.  The Sellers retain 27,000 shares and 3,000 shares respectively, representing a one percent (1%) retained ownership in the Company.  Following the stock purchase transaction, the Purchaser owned a ninety-nine percent (99%) controlling interest in the Company.  The consideration necessary to complete the stock purchase transaction was from the Purchaser’s working capital.  Basilio Chen is the current Chairman of the Board of Directors, Chief Executive Officer and President of the Purchaser, and Benjamin Chen is the Secretary, Treasurer and Director of the Purchaser and thus both persons maintain voting and investment control with respect to the shares of common stock of the Company held by the Purchaser.  Basilio Chen is also the newly appointed Chief Executive Officer, President, Secretary and Treasurer and sole director of the Company.

Except as modified by the statements contained in this report, the statement contained in the Company’s Form 10-K for the year ended December 31, 2009, filed with the U.S. Securities & Exchange Commission on March 29, 2010, and which is incorporated by reference into this report, has not changed.

Item 5.02           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As set forth in the definitive stock purchase agreement, Robert Papiri, the President, Secretary and Treasurer and sole director of the Company, resigned from all positions with the Company on April 21, 2010, and Basilio Chen replaced such person as the Chief Executive Officer, President, Secretary and Treasurer and sole director of the Company.  Basilio Chen will serve as the Chief Executive Officer, President, Secretary and Treasurer of the Company until his successor is duly elected or qualified, and serve his term as director ending on the date of the next annual meeting of the shareholders of the Company, or until his successor is duly elected or qualified.  The Company does not presently anticipate entering into an employment agreement with Mr. Chen.  Mr. Papiri has stated in his resignation letter, dated April 21, 2010, that his resignation does not in any way imply or infer any dispute or disagreement relating to the Company’s operations, policies or practices.

The following table sets forth certain information regarding the members of our Board of Directors and our sole executive officers as of April 26, 2010.

Name	Age	Positions and Offices Held

Basilio Chen	57	Chairman of the Board, President, Chief Executive Officer, Secretary and Treasurer

Basilio Chen.  From 2005 until present, Basilio Chen has been the Managing Partner of Evotech Management Corporation, an international strategic consulting firm.  From March 2008 until present, Basilio Chen has been the Chairman of the Board and from January 2009 to present, Chief Executive Officer of Advance Water Technologies Inc., a water technology company.  Basilio Chen has over 25 years of experience in the telecommunications, computer, green technologies, and health industries, and over 15 years in management and finance.  Basilio  Chen is an alumni of La Salle College, Panama, an Eta Kappa Nu and Tau Beta Pi graduate in Electronics & Electrical Engineering (Cum Laude) from California Polytechnic State University.  In 1975, Basilio Chen attended the Florida State University Master of Business Administration program and subsequently as a post-graduate at the University of British Columbia in 1976, focusing his research in Dynamic Signature Pattern Recognition and Shannon's Information Theory.  Basilio Chen is a registered professional engineer in the Republic of Panama.  Basilio Chen has given over 200 seminars worldwide in topics ranging from technology, business and health.  Basilio Chen is fluent in English, Chinese and Spanish.

Item 9.01   Exhibits

Exhibit No.	Description	Incorporated Herein by Reference to	Filed Herewith

10.1
Share Purchase Agreement dated April 21, 2010 by and among Narayan Capital Funding Corp. and Willowhuasca Wellness, Inc., as sellers, Advanced Water Technologies Inc., as buyer, and Alchemical Capital Corp.
X

10.2	Form 10-K for the Year Ended December 31, 2009	Filed on March 29, 2010

99.1	Letter of Resignation – Robert Papiri		X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCHEMICAL CAPITAL CORP.
(Registrant)

Dated: April 23, 2010

By:  /s/ Basilio Chen
              Basilio Chen
             Chief Executive Officer and President

Alchemical Capital Corp.

Index to Exhibits

Exhibit No.	Description	Incorporated Herein by Reference to	Filed Herewith

10.1
Share Purchase Agreement dated April 21, 2010 by and among Narayan Capital Funding Corp. and Willowhuasca Wellness, Inc., as sellers, Advanced Water Technologies Inc., as Buyer, and Alchemical Capital Corp.
X

10.2	Form 10-K for the Year Ended December 31, 2009	Filed on March 29, 2010

99.1	Letter of Resignation – Robert Papiri		X